Exhibit 99.2
TRIAD ADVISORS, INC. AND SUBSIDIARIES
Condensed Consolidated Financial Statements
June 30, 2008
(Unaudited)
Table of Contents
Condensed Consolidated Financial Statements:

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	June 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Cash and equivalents	$1,923,957	$2,775,472
Investments	800,000	940,046
Deposit with clearing organization	75,000	75,000
Receivable from clearing organization	440,244	433,894
Commissions receivable and other	597,604	494,978
Notes receivable from representatives	81,114	176,189
Furniture, computers and software, at cost, less accumulated depreciation of $292,697 and $255,476, respectively	305,052	309,781
Prepaid expenses	218,190	636,735

Total assets	$4,441,161	$5,842,095

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commissions payable to brokers	$1,261,000	$1,284,761
Accounts payable	46,302	377,756
Accrued expenses	263,351	301,925
Accrued rent obligation	85,826	92,043

Total liabilities	1,656,479	2,056,485

Shareholders’ equity:
Common stock, $.01 par value; 100,000 shares authorized, issued and outstanding	1,000	1,000
Additional paid-in capital	441,695	441,695
Retained earnings	2,341,987	3,342,915

Total shareholders’ equity	2,784,682	3,785,610

Total liabilities and shareholders’ equity	$4,441,161	$5,842,095

See notes to condensed consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
REVENUES
Commissions and related income	$10,004,573	$9,927,306	$18,771,733	$18,374,957
Investment advisory fees	5,180,407	4,939,124	11,075,756	9,632,808
Interest income	28,078	45,631	71,221	92,754
Other income	886,923	718,892	1,548,433	1,411,128

Total revenues	16,099,981	15,630,953	31,467,143	29,511,647

EXPENSES
Commissions and fees	12,997,385	12,553,658	25,460,476	23,801,793
Employee compensation and benefits	938,063	760,861	1,809,190	1,704,910
Clearing and brokerage	560,235	553,242	1,054,618	930,146
Communications and data processing	61,402	93,007	122,280	215,441
Occupancy	88,115	92,346	169,919	109,585
Professional fees	172,188	96,222	282,398	201,551
Licenses and permits	101,620	41,875	113,596	82,959
Travel	29,709	51,716	117,966	96,790
Other	411,658	316,986	796,999	568,059

Total expenses	15,360,375	14,559,913	29,927,442	27,711,234

INCOME BEFORE INCOME TAXES	739,606	1,071,040	1,539,701	1,800,413
Income tax expense	7,738	7,708	12,743	12,145

NET INCOME	$731,868	$1,063,332	$1,526,958	$1,788,268

See notes to condensed consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six months ended June 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,526,958	$1,788,268

Adjustments:
Depreciation	37,221	48,105
Gain on sale of investments	875	(1,454)
Amortization of forgivable portion of notes receivable	20,051	36,525
Changes in:
Receivable from clearing organization	8,171	(99,667)
Commissions receivable and other	(102,626)	(136,144)
Prepaid expenses	418,545	219,348
Commissions payable to brokers	(23,761)	(367,378)
Accounts payable	(321,945)	(136,144)
Accrued expenses	(22,394)	(169,875)
Accrued rent obligation	(6,217)	(77,955)

Total adjustments	7,920	(684,639)

Net cash provided by operating activities	1,534,878	1,103,629

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments	1,340,281	1,434,934
Purchase of investments	(1,200,235)	(1,700,000)
Issuance of notes receivable	(1,864)	(50,000)
Payments on notes receivable	76,888	31,285
Capital expenditures	(32,492)	(6,548)

Net cash provided by (used in) investing activities	182,578	(290,329)

CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of common stock from shareholder	(68,971)	(124,400)
Proceeds from sale of common stock to employees	—	3,110
Distributions paid	(2,500,000)	(1,450,000)

Net cash used for financing activities	(2,568,971)	(1,571,290)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(851,515)	(757,990)

CASH AND EQUIVALENTS, BEGINNING OF YEAR	2,775,472	1,931,172

CASH AND EQUIVALETS, END OF PERIOD	$1,923,957	$1,173,182

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$5,390	$4,574

See notes to condensed consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
NOTE A — NATURE OF OPERATIONS AND BASIS OF PRESENTATION
Organization and Nature of Business
Triad Advisors, Inc. (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The Company is a Florida subchapter-S corporation.
As a fully disclosed broker-dealer, the Company clears all securities trades through the use of a correspondent clearing firm and, therefore, does not hold customer funds or securities. The Company upholds an exclusive relationship with its correspondent clearing firm and maintains a good-faith deposit. The Company maintains adequate industry-acceptable plans should its relationship terminate with the clearing organization. Further, management estimates that utilizing an alternative clearing organization would not have a material effect on current or future financial condition and operations of the Company.
As a securities broker-dealer the Company offers several classes of services, including agency transactions, investment advisory services, and the distribution of variable and fixed insurance products to its customers located throughout the United States.
Principles of Consolidation
The consolidated financial statements include the accounts of Triad Advisors, Inc. and the Company’s wholly-owned subsidiaries, Triad Insurance, Inc., Triad Insurance of Louisiana, Inc., Triad Insurance of Alabama, Inc., and Triad Insurance Agency of Massachusetts. Significant intercompany accounts and transactions have been eliminated in consolidation.
Basis of Presentation
The unaudited interim condensed consolidated financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America and do not include all of the information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America. In the opinion of management, these unaudited condensed consolidated financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company’s financial position, results of operations and cash flows.
These unaudited interim condensed consolidated financial statements should be read in conjunction with the other disclosures contained in the Triad Advisors, Inc. audited consolidated financial statements as of December 31, 2007 and for the year then ended and notes thereto, included in this report. Operating results for interim periods are not necessarily indicative of results that may be expected for the entire fiscal year.

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
NOTE B — INVESTMENTS
Our investments at June 30, 2008 and December 31, 2007 consisted of the following:

	Gross	Estimated	Estimated
	Amortized	Unrealized	Market Value		Yield at
Description	Cost	Gains	at 6/30/08	Maturity	6/30/08

Certificates of deposit	$800,000	$—	$800,000	Various	3.20 – 3.60%

	Gross	Estimated	Estimated
	Amortized	Unrealized	Market Value		Yield at
Description	Cost	Gains	At 12/31/07	Maturity	12/31/07

Certificates of deposit	$940,000	$46	$940,046	Various	5.0 – 5.3%

NOTE C — LEASE COMMITMENTS
The Company leases office space and equipment under noncancellable operating leases expiring through 2012. Under its office lease, which was for new office space with occupancy beginning November 2006, the Company is required to pay additional rent for excess operating expenses on an annual basis. The total amount of the base rent payments is being charged to expense on the straight-line method over the term of the lease. The Company has recorded a liability to reflect the excess of rent expense over cash payments since inception of the lease.
Future minimum lease payments are as follows:

Remainder of 2008	$110,097
2009	224,162
2010	213,127
2011	209,723
2012	106,435

Total	$863,544

Rent expense included in the condensed consolidated statements of operations consisted of the following:

	Six months ended June 30,
	2008	2007
Minimum rentals	$98,050	$91,786
Increase in accrued rent obligation	6,217	12,420
Excess operating expenses	28,353	—

	$132,620	$104,206

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
NOTE D — RELATED PARTY TRANSACTIONS
During each of the six month periods ending June 30, 2008 and 2007, the Company incurred and paid directors fees of $12,000. These directors are also shareholders of the Company.
During each of the six month periods ending June 30, 2008 and 2007, the Company incurred and paid $60,000 for business consulting services to an individual who is a shareholder and director of the Company.
NOTE E — DEFINED CONTRIBUTION PLAN
For the six month periods ended June 30, 2008 and 2007, the Company’s contributions to its 401(k) defined contribution plan were approximately $14,358 and $13,893, respectively.
NOTE F — CONTINGENCIES
The Company is subject to arbitration, legal proceedings and claims arising in the ordinary course of its business.
During 2008, the Company was dismissed with prejudice from one arbitration that was pending as of December 31, 2007. The arbitration claim was filed against the Company relating to an entity that was mistakenly asserted as a predecessor of Triad Advisors, Inc. The claim was asserted against the Company, on behalf of a person who never had an account with the Company, for failing to supervise a person who was never a registered representative of the Company. In March 2008, the claimant voluntarily dismissed the Company from this arbitration. The Company paid nothing as damages or settlement.
The Company maintains in-force errors and omissions insurance to protect the Company in the event of an adverse ruling or award stemming from any customer claim.
NOTE G — NET CAPITAL REQUIREMENTS
The Company, as a registered broker and dealer in securities, is subject to the Uniform Net Capital Rule (Rule 15c3-1) of the SEC. Such rule prohibits the Company from engaging in any securities transactions whenever its “aggregate indebtedness” (as defined) exceeds fifteen times its “net capital” (as defined). Under such rule, and the related FINRA rules, the Company may be required to reduce its business if its net capital ratio exceeds 12 to 1 and it may be prohibited from expanding its business, withdrawing equity capital, or paying cash dividends if its net capital ratio exceeds 10 to 1.
At June 30, 2008, the Company had net capital of $1,417,234 which was $1,167,234 in excess of its required net capital. The Company’s net capital ratio at June 30, 2008 was 1.24 to 1.

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
NOTE H — SUBSEQUENT EVENT
On August 13, 2008, the Company became a wholly-owned subsidiary of Ladenburg Thalmann Financial Services Inc. (“LTFS”). Under the Agreement and Plan of Merger dated as of July 9, 2008 by and among LTFS, the Company, Triple Acquisition Inc. (“Triple”), a wholly-owned subsidiary of LTFS, and the shareholders of the Company, Triple merged with and into the Company, with the Company remaining as the surviving corporation and a wholly-owned subsidiary of LTFS. Total expenses of Triad related to the merger were approximately $150,859 for the six months ended June 30, 2008.